UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

AMERICAN AIRLINES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 963-1234

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 14, 2017, American Airlines Group Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 1, 2017 (the “Proxy Statement”):

Proposal 1: Election of Directors.

The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	362,486,515	3,199,432	521,302	81,731,825
Jeffrey D. Benjamin	362,490,552	3,193,816	522,881	81,731,825
John T. Cahill	362,223,883	3,445,327	538,039	81,731,825
Michael J. Embler	362,767,888	2,906,856	532,505	81,731,825
Matthew J. Hart	362,801,831	2,886,324	519,094	81,731,825
Alberto Ibargüen	362,187,278	3,505,938	514,033	81,731,825
Richard C. Kraemer	362,151,838	3,519,059	536,352	81,731,825
Susan D. Kronick	362,745,618	2,925,259	536,372	81,731,825
Martin H. Nesbitt	361,553,783	4,122,813	530,653	81,731,825
Denise M. O’Leary	362,359,463	3,322,818	524,968	81,731,825
W. Douglas Parker	359,378,549	6,053,083	775,617	81,731,825
Ray M. Robinson	356,612,405	9,072,339	522,505	81,731,825
Richard P. Schifter	361,881,514	3,791,370	534,365	81,731,825

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
442,501,940	4,562,685	874,449	0

Proposal 3: Advisory Vote to Approve Executive Compensation.

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
357,285,175	8,236,469	685,605	81,731,825

Proposal 4: Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation.

The stockholders selected, on a non-binding, advisory basis, 1 Year as the frequency of the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
344,617,664	699,054	20,246,028	644,503	81,731,825

Based on these results, the Company has decided to hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Proposal 5: Stockholder Proposal Regarding an Independent Board Chairman.

The stockholder proposal to adopt a policy regarding an independent Board Chairman was not approved.

For	Against	Abstain	Broker Non-Votes
71,178,990	294,022,687	1,005,572	81,731,825

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 14, 2017	By:	/s/ Stephen L. Johnson
Stephen L. Johnson
Executive Vice President, Corporate Affairs